UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2018

SPECTRA ENERGY PARTNERS, LP

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33556	41-2232463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court
Houston, Texas 77056

(Address of Principal Executive Offices) (Zip Code)

(713) 627-5400

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Spectra Energy Partners, LP, a Delaware limited partnership (the “Partnership”), is filing this Current Report on Form 8-K in order to (a) file Exhibit 99.1 hereto to replace in its entirety the section under the heading “Material United States Federal Income Tax Consequences” that appears in the prospectus supplement filed with the Securities and Exchange Commission on December 8, 2015 to provide updated disclosure regarding the material tax considerations associated with the Partnership’s operations and the purchase, ownership and disposition of the Partnership’s common units and (b) provide the legal opinion of Vinson & Elkins L.L.P. relating to certain tax matters, a copy of which is filed as Exhibit 8.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters

99.1	Update to Material United States Federal Income Tax Consequences Stated in the Partnership’s Prospectus Supplement, dated December 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP
(Registrant)

	By:	Spectra Energy Partners (DE) GP, LP,
its general partner

	By:	Spectra Energy Partners GP, LLC,
its general partner

Date: February 21, 2018	By:	/s/ STEPHEN J. NEYLAND
Stephen J. Neyland
Vice President - Finance
(Duly Authorized Officer)